SCHEDULE 14A/1 INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               Aegis Realty, Inc.
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                 Name of Registrant as Specified in its Charter

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      Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check Appropriate Box):

[X]  No fee required
[ ]  Fee computed on table below per exchange Act Rules 14a-6 (i) (1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
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  (2) Aggregate number of securities to which transaction applies:
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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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  (4) Proposed maximum aggregate value of transaction:
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  (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
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  (2) Form, Schedule or Registration Statement No.:
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  (3) Filing Party:
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  (4) Date File:
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                               AEGIS REALTY, INC.

                        NOTICE OF LOCATION CHANGE FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                                       on

                                 October 5, 2001

                                  -------------

                                                              September 20, 2001
To the Stockholders of Aegis Realty, Inc.:

        NOTICE IS HEREBY GIVEN THAT in light of the collapse of the World Trade Centers and the destruction in downtown Manhattan, the 2001 Annual Meeting of Aegis Realty, Inc. will be held Friday, October 5, 2001 at 10:00 A.M. (local time) at the offices of Paul Hastings Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York rather than at the American Stock Exchange, 86 Trinity Place, New York, New York. The meeting will still be held for the following purposes:

         (1) The election of two (2) Directors for a term of three years to expire in 2004.

        (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            /s/ Stuart J. Boesky
                                            ---------------------
                                            Stuart J. Boesky
                                            Chairman of the Board and
                                            Chief Executive Officer



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